                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                            Global Gold Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement no.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                                                   JUNE 10, 2005

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Global Gold Corporation, which will be held on Wednesday, July 13, 2005 at 10:00 a.m. at Global Gold Corporation, located at 104 Field Point Road, Greenwich, Connecticut 06830. As you know, we have not had a meeting of the stockholders since 1995.

      Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting of Stockholders and the attached Proxy Statement.

      Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

      We look forward to seeing you at the Annual Meeting.

                                          Sincerely,

                                          /s/ Drury J. Gallagher
                                          Chairman and Chief Executive Officer

      Greenwich, Connecticut

                             GLOBAL GOLD CORPORATION
                              104 FIELD POINT ROAD
                          GREENWICH, CONNECTICUT 06830

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 13, 2005

      Notice is hereby given that the 2005 Annual Meeting of Stockholders (the "Annual Meeting") of Global Gold Corporation ("Global Gold," "we," "us," or "our") will be held on Wednesday, July 13, 2005 at 10:00 a.m. at Global Gold Corporation, located at 104 Field Point Road, Greenwich, Connecticut 06830, for the following purposes:

      1. To elect five (5) directors to serve on our Board of Directors until their respective successors are duly elected and qualified;

      2. To ratify and approve the appointment of Allen G. Roth, P.A. as our independent auditors for the fiscal year ending December 31, 2005; and

      3. To consider and act upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

      Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned or to which the Annual Meeting may be postponed.

      The Board of Directors has fixed the close of business on June 1, 2005 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. Only stockholders of record of our common stock, $0.001 par value per share, at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. You are requested to fill in and sign the enclosed form of proxy, which is being solicited by the Board of Directors, and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

                                        By Order of the Board of Directors

                                        /s/ Van Z. Krikorian
                                        Secretary

Greenwich, Connecticut
June 10, 2005

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                             GLOBAL GOLD CORPORATION
                              104 FIELD POINT ROAD
                          GREENWICH, CONNECTICUT 06830

                                 PROXY STATEMENT

                     FOR 2005 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 13, 2005

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Global Gold Corporation ("Global Gold," "we," "us," or "our") for use at the 2005 Annual Meeting of Stockholders of Global Gold to be held on July 13, 2005, and at any adjournments or postponements thereof (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked (1) to vote upon the election of five (5) directors to our Board of Directors, (2) to ratify and approve the appointment of Allen G. Roth, P.A. as our independent auditors for the fiscal year ending December 31, 2005, and (3) to act upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

      This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about June 10, 2005. The Board of Directors has fixed the close of business on June 1, 2005 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). Only stockholders of record of Global Gold's common stock, $0.001 par value per share (the "Common Stock"), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 13,461,301 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them on the Record Date.

      The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of the holders of a plurality of the shares of Common Stock cast on the matter at the Annual Meeting (assuming a quorum is present) is required for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock cast on the matter at the Annual Meeting (assuming a quorum is present) is required for the ratification of the appointment of our auditors and the approval of any other matters properly presented at the Annual Meeting. For the purpose of determining whether the stockholders have approved matters other than the election of directors under Delaware law, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Broker "non-votes," or proxies from brokers or nominees indicating that such person has not received instructions from the beneficial owner or other person entitled to vote such shares on a particular matter with respect to which the broker or nominee does not have discretionary voting power, are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purpose of determining the existence of a quorum at the annual meeting.

      Our stockholders are requested to complete, sign, date and promptly return the accompanying Proxy Card in the enclosed postage-prepaid envelope. Shares represented by a properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the election of the nominees for director named in this Proxy Statement, and FOR ratification of the Board of Directors' selection of Allen G. Roth, P.A. as our independent auditors for the fiscal year ending December 31, 2005. It is not anticipated that any matters other than those set forth in the Proxy Statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

      A stockholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of Global Gold at our address set forth above, by filing a duly executed proxy bearing a later date, or by appearing in person and voting by ballot at the Annual Meeting. Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.

      GLOBAL GOLD'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004, TOGETHER WITH GLOBAL GOLD'S QUARTERLY REPORT ON FORM 10-QSB FOR THE FISCAL YEAR QUARTER ENDED MARCH 31, 2005, INCLUDING FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004 AND THE FISCAL QUARTER ENDED MARCH 31, 2005, ACCOMPANY THESE PROXY SOLICITATION MATERIALS.

                        PROPOSAL 1: ELECTION OF DIRECTORS

      Our Board of Directors currently consists of five (5) members, with each of the directors serving until their successors are duly elected and qualified.

      At the Annual Meeting, all five (5) directors will be elected to serve until their successors are duly elected and qualified. The Board of Directors has nominated Drury J. Gallagher, Van Z. Krikorian, Nicholas J. Aynilian, Ian C. Hague and Michael T. Mason to serve (the "Nominees"). Each of the Nominees is currently serving as a director of Global Gold. The Board of Directors anticipates that each of the Nominees will serve, if elected, as a director. However, if any person nominated by the Board of Directors is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

      The Board of Directors recommends a vote FOR the Nominees.

INFORMATION REGARDING NOMINEES FOR DIRECTOR

      The following biographical descriptions set forth certain information with respect to the Nominees based upon information furnished to us by each Nominee:

      Mr. Gallagher, age 66, has served as a director since 1981 and as Chairman, President and Treasurer of Global Gold from 1982 until February 1, 1997 and as Chairman, Chief Executive Officer and Treasurer since that date. Mr. Gallagher became Chief Financial Officer upon the resignation of Mr. Garrison as Chief Financial Officer on June 30, 2004.

      Mr. Krikorian, age 45, has served as Vice President and General Counsel from June 1, 2003, as a director from January 1, 2004, and as President, General Counsel and Secretary since October 1, 2004. He is an Adjunct Professor of Law at Pace University Law School and is on the International Council of the George Washington University Elliott School. Prior to joining Global Gold, Mr. Krikorian was a partner in the New York office of Vedder, Price, Kaufman & Kammholz LLP from 1998 to 2003 and practiced law with Patterson, Belknap, Webb & Tyler LLP from 1993 to 1998. He represented Global Gold as outside counsel since 1995. In 1992, Mr. Krikorian was Armenia's Counselor and Deputy Representative to the United Nations.

      Mr. Aynilian, age 41, a director since January 1, 2004, has been Vice-President, Secretary and Treasurer of N.Y. Aynilian & Co., Inc., which is a real estate company, from 1982 to present. He was the founder, President, Secretary and Treasurer of Vanick Properties Incorporated from 1987 to present, and also the founder, President, Secretary and Treasurer of Aynilian Funding Corporation from 1992 to present as well as the founder and Sole Proprietor of N.J.A. Investments from 1986 to present.

      Mr. Hague, age 43, a director since January 11, 2005, is a cofounder of Firebird Management, LLC which manages over $1.2 billion in seven funds. He is the lead manager of Firebird Fund, Firebird New Russia Fund, and Firebird Republics Fund. Mr. Hague serves as a member of the Supervisory Board of the Bank of Georgia and is on the Board of Directors of Amber Trust, a private equity fund specializing in companies in the Baltic States.

      Mr. Mason, age 59, a director since January 1, 2004, has been President, Managing Director, Director, Managing Partner and Principal of MBMI Resources Inc., a Canadian mining company, from 1997 to present. He is also the Managing Partner of Mineral Services LLC from 1999 to the present. In addition, he is the Managing Director and Principal of Tradellion, Inc. from 1997 to the present.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities (collectively, "Section 16 reporting persons"), to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Global Gold. Section 16 reporting persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and on written representations that no other reports were required, during the fiscal year ended December 31, 2004, the Section 16 reporting persons complied with all Section 16(a) filing requirements applicable to them, except that no director or officer of Global Gold other than Mr. Hague complied with any Section 16(a) filing requirements during the fiscal year ended December 31, 2004. Since December 31, 2004 based solely on a review of subsequent filings, the other Section 16(a) reporting persons have complied with the Section 16(a) filing requirements through the date of this Proxy Statement. Global Gold's periodic reports filed during the period included information with respect to the ownership of Common Stock by such persons.

THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

      Board of Directors. Our Board of Directors consists of five (5) directors, as described in "Proposal 1: Election of Directors." Our Board of Directors believes that there should be a majority of independent directors on the Board of Directors. Our Board of Directors also believes that it is useful and appropriate to have members of management as directors. The current board members include three (3) independent directors and two (2) members of our management.

      The Board of Directors has determined that each of Nicholas J. Aynilian, Ian C. Hague and Michael T. Mason are "independent" based on a subjective determination with respect to each independent director that no relationships exist which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment by such director in carrying out the responsibilities of a director.

      The Board of Directors has only one standing committee: the Audit Committee. The Board of Directors has not yet formed a Nominating Committee. During 2004, the Audit Committee met two (2) times. We have not yet formed a nominating committee or committee performing similar functions because Global Gold is a development stage company. Each of our directors participate in the consideration of director nominees. Stockholders are encouraged to recommend individuals for consideration to become nominees to the Board of Directors as set forth under "Stockholder Nominations" below. The Board of Directors uses established criteria for the selection of nominees and reviews the appropriate skills and characteristics required of board members. In evaluating candidates, the Board of Directors considers issues of independence, diversity and expertise in numerous areas, including experience in the gold mining industry, finance, marketing, international experience and culture. The Board of Directors selects individuals of the highest personal and professional integrity who have demonstrated exceptional ability and judgment in their field and who would work effectively with the other directors and nominees to the Board of Directors.

      Audit Committee. On April 4, 2005, the Board of Directors adopted a charter for the Audit Committee (the "Charter"). A copy of the Charter is attached to the Proxy Statement as Exhibit A. The Charter contains the Audit Committee's mandate, membership requirements and duties and obligations. The Audit Committee assists the Board of Directors in its oversight of our financial accounting and reporting processes. In accordance with the Charter, the Audit Committee has the sole authority for the appointment, replacement, compensation, and oversight of the work of our independent auditor, reviews the scope and results of audits with our independent auditors, reviews with management and our auditors our annual and interim operating results, considers the adequacy of our internal controls over financial reporting, our disclosure controls and procedures, considers our auditors independence, and reviews and approves in advance all engagements of any accountant (including the fees and terms thereof). The Audit Committee is also responsible for establishing procedures for the receipt, retention and treatment of complaints regarding our accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

      The Audit Committee consists of Nicholas J. Aynilian and Michael T. Mason. Each member of the Audit Committee is "independent" under the standards established by the Securities and Exchange Commission (the "SEC") for members of audit committees and each member is "independent" under the standards set forth by the New York Stock Exchange for its listed companies. The Audit Committee does not include a member who has been determined by our Board of Directors to meet the qualifications of an "audit committee financial expert" in accordance with SEC rules. Global Gold is a development stage company and has not yet been able to attract an "audit committee financial expert" to its Board of Directors.

      Attendance at Board, Audit Committee and Annual Stockholders' Meetings. The Board of Directors met five (5) times during 2004. Each of our directors is expected to attend each meeting of the Board of Directors and any committees on which he serves. In 2004, each of our directors attended at least eighty percent (80%) of the meetings of the Board of Directors and of the committees on which he served. We do not currently have a policy requiring attendance of our directors at our annual meetings of stockholders. There was no Annual Meeting of Stockholders in 2004.

      Communications from Stockholders to Board Members. Our Board of Directors believes that it is important to offer stockholders the opportunity to communicate with our directors. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors, Global Gold Corporation, 104 Field Point Road, Greenwich, Connecticut 06830. The name of any intended recipient should be noted in the communication. The Board of Directors has instructed the Secretary, or other employee designated by the Secretary, to forward correspondence to the intended recipients; however, the Board of Directors has also instructed the Secretary, or such employee designated by the Secretary, to review such correspondence and, in his discretion, not to forward items that are deemed commercial, frivolous or otherwise inappropriate for consideration by the Board of Directors. In such cases, correspondence may be forwarded elsewhere for review and possible response.

      Stockholder Nominations. Stockholders who wish to recommend individuals for consideration to become nominees for election to the Board of Directors may do so by submitting a written recommendation to: Global Gold Corporation, 104 Field Point Road, Greenwich, Connecticut 06830, Attn: Van Z. Krikorian, Secretary. Submissions must include sufficient biographical information concerning the recommended individual, including age; five-year employment history with job titles, responsibilities, employer names and a description of the employer's business; whether such individual can read and understand basic financial statements; and board memberships (if any). Each submission must be accompanied by contact information for two business references and a signed, written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. Submissions by shareholders must be received by the Secretary of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders.

      Code of Ethics. On April 4, 2005, the Board of Directors adopted a Code of Ethics, as defined by SEC rules (the "Code of Ethics"). A copy of the Code of Ethics is attached to the Proxy Statement as Exhibit B, which applies to all of our directors, executive officers and employees. The Code of Ethics sets forth our commitment to conduct our business in accordance with the highest standards of business ethics and to promote the highest standards of honesty and ethical conduct by our directors, executive officers and employees.

COMPENSATION OF DIRECTORS

      The Board of Directors believes that compensation for our directors should be equity-based compensation. Our independent directors do not receive consulting, advisory or other compensatory fees from us in addition to their compensation as directors.

      On July 2002, the Company granted options to buy 150,000 shares of Common Stock, at an exercise price of $0.11 per share, to Mr. Gallagher. Of these options issued, 75,000 vested on the first anniversary of the date of issuance, and the remaining 75,000 vested on the second anniversary of the date of issuance. These options expire five years from the date of issuance.

      In addition, our Board of Directors has adopted a policy for the compensation of our directors comprised of awards of shares of Common Stock as set forth in the following table:

Award of shares of our Common Stock granted on initial appointment as director                            50,000 shares
Award of shares of our Common Stock in recognition of ongoing service (granted each January               50,000 shares
after the anniversary of appointment)
Reimbursement of expenses related to board attendance                                               Reasonable expenses
                                                                                                 reimbursed as incurred

      Pursuant to such policy, on January 1, 2004, each of our directors received 50,000 shares of Common Stock in recognition of their ongoing services as directors.

                          REPORT OF THE AUDIT COMMITTEE

      The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

      The Audit Committee has, among other activities, (i) reviewed and discussed with management our audited annual financial statements for the fiscal year ended December 31, 2004 and interim quarterly results, (ii) discussed with Marcum and Kliegman LLP, our former independent auditors, the matters required to be discussed by American Institute of Certified Public Accountants Auditing Standards Board on Auditing Standards No. 61 "Communications with Audit Committees," and (iii) considered the independence of Marcum and Kliegman LLP, by having discussions with representatives of Marcum and Kliegman LLP, and received a letter from them including disclosures required by the Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees." On the basis of the above, the Audit Committee has recommended to the Board of Directors that our audited financial statements for the fiscal year ended December 31, 2004 be included in our Annual Report on Form 10-K for the year ended December 31, 2004.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Nicholas J. Aynilian, Chairperson
Michael T. Mason

                             EXECUTIVE COMPENSATION

      The following table shows the total compensation paid for the last three fiscal years to our Chief Executive Officer and the other four most highly compensated executive officers in 2004. The individuals included in the following table are collectively referred to as the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG-TERM COMPENSATION AWARDS
                                                    ANNUAL COMPENSATION             --------------------------------------------
                                              ----------------------------------                     SECURITIES
                                                                   OTHER ANNUAL      RESTRICTED      UNDERLYING      ALL OTHER
      NAME AND PRINCIPAL POSITION             YEAR     SALARY      COMPENSATION     STOCK AWARDS    OPTIONS/SARS    COMPENSATION
--------------------------------------        ----    ---------    -------------    ------------    ------------    ------------
DRURY J. GALLAGHER(1)                         2004    $ 100,000    $      25,000(2) $     65,856              --              --
Chairman, Chief Executive Officer,            2003    $  45,000    $      25,000(2) $     60,368(3)           --              --
Chief Financial Officer and Treasurer.        2002    $   5,000               --              --         150,000              --

ROBERT A. GARRISON,                           2004    $  50,000    $      25,000(4) $    164,636              --              --
Age 63, Director,                             2003    $  45,000    $      25,000(4) $     60,368(5)           --              --
President, Chief Operating Officer            2002    $   5,000               --              --         150,000              --
since February 1991 and Chief
Financial Officer from September 1,
2002. (Mr. Garrison resigned as an
officer as of June 30, 2004 and as a
director as of October 15, 2004).

VAN Z. KRIKORIAN(6)                           2004    $ 100,000    $      25,000(7) $     42,567              --              --
Director, President, General Counsel          2003    $ 103,333    $      25,000(7) $     72,972(8)           --              --
and Secretary.                                2002           --               --              --              --              --

------------------
(1) See additional information on Mr. Gallagher's background and experience under "Proposal 1".

(2) Mr. Gallagher was awarded 50,000 shares of Common Stock, valued at $.50 per share, as annual compensation for his service as a director.

(3) Mr. Gallagher was awarded 900,000 shares of restricted Common Stock, valued at $.25 per share, pursuant to his Employment Agreement with Global Gold. At the end of the 2004 fiscal year, $98,776 of restricted shares remain unvested and will vest $65,856 (or 263,424 shares) in 2005 and the remainder in 2006. Dividends, if any, will be paid on the restricted stock.

(4) Mr. Garrison was awarded 50,000 shares of Common Stock, valued at $.50 per share, as annual compensation for his service as a director.

(5) Mr. Garrison was awarded 900,000 shares of restricted Common Stock, valued at $.25 per share, pursuant to his Employment Agreement with Global Gold. At the end of the 2004 fiscal year, no shares remained restricted.

(6) See additional information on Mr. Krikorian's background and experience under "Proposal 1".

(7) Mr. Krikorian was awarded 50,000 shares of Common Stock, valued at $.50 per share, as annual compensation for his service as a director.

(8) Mr. Krikorian was awarded 900,000 shares of restricted Common Stock, valued at $.25 per share, pursuant to his Employment Agreement with Global Gold. At the end of the 2004 fiscal year, $109,461 of restricted shares remain unvested and will vest $72,972 (or 291,888 shares) in 2005 and the remainder in 2006. Dividends, if any, will be paid on the restricted stock.

                                                       ANNUAL COMPENSATION          LONG-TERM COMPENSATION AWARDS
                                              ---------------------------------     -----------------------------
DR. W.E.S URQUHART,                           2004            --     $   20,000(9)           --      --       --
Age 54, Vice President, South America         2003            --             --              --      --       --
since April 2003.  Dr. Urquhart has a         2002            --             --              --      --       --
Ph.D. in geology and over 30 years
experience in geophysics.  Dr. Urquhart
was an owner and president of High Sense
Geophysics, Ltd. until December 31, 2001
and was a director and past vice
president of the Prospectors and
Developers Association of Canada.

ASHOT BOGHOSSIAN,                             2004     $  36,000             --     $    15,000(10)  --       --
Age 41, Regional Director, Armenia,           2003     $  15,000             --     $    15,000(10)  --       --
Global Gold Mining, LLC since August 1,       2002            --             --              --      --       --
2003 and local counsel to Global Gold
from 1994 to present; principal, Arax
Consulting, Armenia, from 1991 to
present.

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

      The following table provides information on options exercised during 2004, and options held at year end, by the Named Executive Officers.

                                                                    NUMBER OF SHARES          VALUE OF UNEXERCISED
                                                                UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                                      SHARES                  OPTIONS AT 2004 YEAR-END           AT 2004 YEAR-END
                                    ACQUIRED ON    VALUE     ---------------------------   ---------------------------
             NAME                    EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----------------------------------  -----------   --------   -----------   -------------   -----------   -------------
DRURY J. GALLAGHER                       --          --          150,000        --         $    58,500        --
Chairman, Chief Executive Officer,
Chief Financial Officer and
Treasurer.

ROBERT A. GARRISON                       --          --               --        --                  --        --
Director, President, Chief
Operating Officer, Chief Financial
Officer and Secretary (resigned as
an officer as of June 30, 2004 and
as a director as of October 15,
2004).

VAN Z. KRIKORIAN                         --          --               --        --                  --        --
Director, President, General
Counsel and Secretary.

--------------
(9) Mr. Urquhart was awarded 40,000 shares of Common Stock, valued at $.50 per share, pursuant to an agreement with company.

(10) Mr. Boghossian was awarded 90,000 shares of restricted Common Stock, valued at $.50 per share, pursuant to his Employment Agreement with Global Gold. At the end of the 2004 fiscal year, $ 15,000 of the shares remain unvested and will vest in 2005. Dividends, if any, will be paid on the restricted stock.

                                                                    NUMBER OF SHARES          VALUE OF UNEXERCISED
                                                                UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                                      SHARES                  OPTIONS AT 2004 YEAR-END           AT 2004 YEAR-END
                                    ACQUIRED ON    VALUE     ---------------------------   ---------------------------
             NAME                    EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----------------------------------  -----------   --------   -----------   -------------   -----------   -------------

DR. W.E.S URQUHART                       --          --           --            --             --             --
Vice President, South America.

ASHOT BOGHOSSIAN                         --          --           --            --             --             --
Regional Director, Armenia, Global
Gold Mining, LLC.

EQUITY COMPENSATION PLAN INFORMATION

      The following table sets forth certain information about shares of our stock outstanding and available for issuance under the 1995 Stock Option Plan (the "Plan") as of year end. The table details the number of securities to be issued upon exercise of outstanding options under the Plan, the weighted average exercise price of outstanding options and the number of securities remaining available for future issuance under the Plan.

                                                       NUMBER OF               WEIGHTED-
                                                    SECURITIES TO BE       AVERAGE EXERCISE
                                                      ISSUED UPON              PRICE OF           NUMBER OF SECURITIES
                                                      EXERCISE OF             OUTSTANDING          REMAINING AVAILABLE
                                                      OUTSTANDING              OPTIONS,            FOR FUTURE ISSUANCE
                                                   OPTIONS, WARRANTS         WARRANTS AND             UNDER EQUITY
            PLAN CATEGORY                              AND RIGHTS               RIGHTS             COMPENSATION PLANS
-----------------------------------------          -----------------       ----------------       --------------------
Equity compensation plans approved by
security holders                                        300,000             $0.11 per share              200,000
Equity compensation plans not approved by
security holders                                             --                    --                         --

EMPLOYMENT AGREEMENTS

      Gallagher and Garrison

      As of July 1, 2002, we entered into four-year Employment Agreements with each of Messrs. Gallagher and Garrison. Pursuant to these agreements, we agreed to deliver to each of these officers 100,000 shares of Common Stock as base compensation for each year during the four-year term, subject to an adjustment each year, as determined by the Board of Directors (i) in an amount equal to the increase in the consumer price index or (ii) up to 10% of the then base compensation. In addition, each officer was entitled to annual bonus compensation under any bonus plan as determined by the Board of Directors. As of February 1, 2003, we entered into Amended and Restated Employment Agreements with Messrs. Gallagher and Garrison, terminating on June 30, 2006. Each Amended and Restated Employment Agreement provided for (i) base compensation of $100,000 per year (subject to payment as cash flow permits) and (ii) a grant of 900,000 shares of Common Stock as a restricted stock award subject to a substantial risk of forfeiture upon termination of his employment with us (other than by death or disability) during the term of the agreement, and which is to be earned, and vest ratably, during such period and (iii) any bonus determined in accordance with any bonus plan approved by the Board of Directors. The Amended and Restated Employment Agreement with Garrison terminated as of June 30, 2004 by mutual agreement.

      Krikorian

      As of June 1, 2003, we entered into an initial employment contract with Mr. Krikorian. The Employment Agreement provided for (i) base compensation of $100,000 per year (subject to payment as cash flow permits) and (ii) a grant of 900,000 shares of Common Stock as a restricted stock award subject to a substantial risk of forfeiture upon termination of his employment with us (other than by death or disability) during the term of the agreement, and which is to be earned, and vest ratably, during such period and (iii) any bonus determined in accordance with any bonus plan approved by the Board of Directors. As of January 1, 2005, we amended and extended the Employment Agreement with Krikorian for two years. The amended compensation terms include an increase in base compensation to $180,000 per year and an additional grant of 600,000 shares of Common Stock as a restricted stock award subject to a substantial risk of forfeiture on the same terms as provided in the original Employment Agreement.

      Urquhart

      On May 28, 2003, we entered into an agreement with Dr. W.E.S. Urquhart of GeoExplo Ltd. of Santiago, Chile to provide local administration services for a fee of $1,500 per month. On November 17, 2004, we entered an agreement with Dr. Urquhart to convert all amounts due for administration services for the year 2004 in exchange for 40,000 shares of our Common Stock. The agreement continues in effect for 2005.

      Boghossian

      On August 1, 2003, we entered into an agreement with Ashot Boghossian to represent Global Gold Mining, LLC as its Regional Director in Armenia. The agreement provides for a monthly fee of $3,000 plus expenses for a term of 3 years and the granting of 90,000 shares of Common Stock as a restricted stock award subject to a substantial risk of forfeiture if the individual terminates his employment with us (other than by death or disability) over the term of the agreement and which is to be earned and vest ratably during such period. The shares were issued on December 10, 2003.

  Certain Material Terms of Employment Agreements with Named Executive Officers
                             (as of January 1, 2005)

                                                                                       TOTAL NUMBER OF      TOTAL NUMBER OF
                                                                                       RESTRICTED STOCK     RESTRICTED STOCK
                                    DATE OF          ANNUAL BASE         BONUS              AWARDS         AWARDS THAT REMAIN
      EXECUTIVE                ORIGINAL AGREEMENT       SALARY      AWARDED IN 2004        GRANTED             RESTRICTED
----------------------         ------------------    -----------    ---------------    ----------------    ------------------
Drury J Gallagher                   02/01/03         $   100,000          None              900,000             395,104
Robert A. Garrison (1)              02/01/03         $   100,000          None              900,000                  --
Van Z. Krikorian                    06/01/03         $   180,000          None            1,500,000           1,037,844
Dr. W.E.S Urquhart                  05/28/03                  --          None                   --                  --
Ashot Boghossian                    08/01/03         $    36,000          None               90,000              30,000

--------------
(1)   Terminated by mutual agreement of the parties as of June 30, 2004.

                             OWNERSHIP OF SECURITIES

      The following table shows, as of June 1, 2005, information with respect to the beneficial ownership of shares of our Common Stock by each of our current directors or nominees, each of our Named Executive Officers, each person known by us to beneficially own more than 5% of our Common Stock, and all of our directors and executive officers as a group. Beneficial ownership is determined under the rules of the SEC and includes voting or investment power with respect to the securities.

      Except as indicated by footnote, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The number of shares of Common Stock outstanding used in calculating the percentage for each listed person includes the shares of Common Stock underlying options held by that person that are exercisable within 60 days following June 1, 2005, but excludes shares of Common Stock underlying options or warrants held by any other person. Percentage of beneficial ownership is based on 13,461,301 shares of Common Stock outstanding as of June 1, 2005.

                                                AMOUNT OF SHARES
                                                 AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER            BENEFICIAL OWNER      PERCENT OF CLASS
------------------------------------           ------------------     ----------------
Firebird Global Master Fund, LTD                   3,200,000(1)            24.75
c/o Citco Fund Services (Cayman) Ltd
Regatta Office Park, West Bay Park
P.O. Box 31106, SMB
Grand Cayman, Cayman Islands

Drury J. Gallagher                                 2,678,453(2)            20.71
c/o Global Gold Corporation
104 Field Point Road
Greenwich, CT 06830

Firebird Republics Fund, LTD                       1,838,167(3)            14.21

                                                AMOUNT OF SHARES
                                                 AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER            BENEFICIAL OWNER      PERCENT OF CLASS
------------------------------------           ------------------     ----------------
c/o Trident Trust Co. (Cayman) Ltd.
1 Capital Place, Box 847
Grand Cayman, Cayman Islands

Firebird Avrora Fund, LTD                          1,835,000(4)            14.19
c/o Trident Trust Co. (Cayman) Ltd.
1 Capital Place, Box 847
Grand Cayman, Cayman Islands

Van Z. Krikorian                                   1,600,000(5)            12.37
c/o Global Gold Corporation
104 Field Point Road
Greenwich, CT 06830

Nicholas J. Aynilian                               1,500,000(6)            11.60
c/o Global Gold Corporation
104 Field Point Road
Greenwich, CT 06830

Michael T. Mason                                     100,000(7)                *
c/o Global Gold Corporation
104 Field Point Road
Greenwich, CT 06830

Ashot Boghossian                                      90,000(8)                *
c/o Global Gold Corporation
104 Field Point Road
Greenwich, CT 06830

Ian C. Hague                                          50,000(9)                *
c/o Global Gold Corporation
104 Field Point Road
Greenwich, CT 06830

Dr. W.E.S. Urquhart                                   40,000(10)               *
c/o Global Gold Corporation
104 Field Point Road
Greenwich, CT 06830

Robert A. Garrison                                         0(11)               0
c/o Global Gold Corporation
104 Field Point Road
Greenwich, CT 06830

All executive officers and directors               6,058,453               44.68
as a group (7 persons)

--------------
*     Less than one percent.

(1) This amount includes 1,500,000 shares of Common Stock issuable upon the exercise of the warrants acquired by Firebird Global Master Fund, LTD under the Stock Subscription and Stockholders Agreement dated November 4, 2004. Firebird Global Master Fund, LTD beneficially owns more than 5% of Common Stock.

(FOOTNOTES CONTINUED FROM PREVIOUS PAGE)

(2) This amount includes (i) 100,000 shares of Common Stock issuable upon the exercise of the warrants acquired by Mr. Gallagher, (ii) 150,000 shares of Common Stock issuable upon the exercise of options granted under Stock Option Plan of 1995 and (iii) 900,000 shares of Common Stock as a restricted stock award under his Employment Agreement with us of which 395,104 were still restricted as of June 1, 2005. Mr. Gallagher is a current director, Named Executive Officer, and beneficially owns more than 5% of Common Stock.

(3) This amount includes 750,000 shares of Common Stock issuable upon the exercise of the warrants acquired by Firebird Republics Fund, LTD under the Stock Subscription and Stockholders Agreement dated November 4, 2004. Firebird Republics Fund, LTD beneficially owns more than 5% of Common Stock.

(4) This amount includes 750,000 shares of Common Stock issuable upon the exercise of the warrants acquired by Firebird Avrora Fund, LTD under the Stock Subscription and Stockholders Agreement dated November 4, 2004. Firebird Avrora Fund, LTD beneficially owns more than 5% of Common Stock.

(5) This amount includes 1,500,000 shares of Common Stock as a restricted stock award under his Employment Agreement with us, of which 916,216 were still restricted as of June 1, 2005. Mr. Krikorian is a current director, Named Executive Officer, and beneficially owns more than 5% of Common Stock.

(6) This amount includes 1,400,000 shares owned by NJA Investments, Inc. as to which Mr. Aynilian has the sole voting power and the sole investment power. Mr. Aynilian is a current director, Named Executive Officer, and beneficially owns more than 5% of Common Stock.

(7)   Mr. Mason is a current director.

(8) This amount includes 90,000 shares of Common Stock under an agreement with us, of which 30,000 shares were still restricted as of June 1, 2005. Mr. Boghossian is a Named Executive Officer.

(9)   Mr. Hague is a current director.

(10)  Mr. Urquhart is a Named Executive Officer.

(11)  Mr. Garrison is a former Director and a Named Executive Officer.

As of December 31, 2004 there were not arrangements in effect which may result in a change of control of the company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      It is our policy that all employees must avoid any activity that is or has the appearance of being hostile, adverse or competitive with Global Gold, or that interferes with the proper performance of their duties, responsibilities or loyalty to Global Gold.

      In addition to the Global Gold policy described above, the SEC has specific disclosure requirements covering certain types of transactions involving Global Gold and a director, executive officer or other specified party. With regard to SEC rules, we have not engaged in any transaction, or series of similar transactions, since the beginning of 2003, or any currently proposed transaction, or series of similar transactions, to which Global Gold or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any of our directors, executive officers, nominees for election as a director, beneficial owners of more than 5% of our common stock or members of their immediate family had, or will have, a direct or indirect material interest.

      None of the following persons has been indebted to Global Gold or its subsidiaries at any time since the beginning of 2004: any of our directors or executive officers; any nominee for election as a director; any member of the immediate family of any of our directors, executive officers or nominees for director; any corporation or organization of which any of our directors, executive officers or nominees is an executive officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities (except trade debt entered into in the ordinary course of business); and any trust or other estate in which any of the directors, executive officers or nominees for director has a substantial beneficial interest or for which such person serves as a trustee or in a similar capacity.

      We do not believe that in any material circumstance either Global Gold or another corporation or organization is a sole-source supplier to the other with regard to the any good or service. We also do not believe that in any case the director, executive officer or nominee for director receives any compensation from the other corporation or organization that is directly linked to the revenue or profits of the Global Gold-related business.

         PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      In accordance with the Audit Committee Charter, the Audit Committee has appointed Allen G. Roth, P.A. as our independent auditors for the year ending December 31, 2005. The Board of Directors hereby requests that the stockholders ratify such appointment. Representatives of Allen G. Roth, P.A. are not expected to be present at the Annual Meeting.

      The Board of Directors recommends a vote FOR the ratification of the appointment of Allen G. Roth, P.A. as independent auditors.

FEES PAID TO MARCUM & KLIEGMAN LLP

      The following table sets forth the fees that we paid or accrued for the audit and other services provided by Marcum & Kliegman LLP, our former independent auditors in fiscal year 2004 and 2003:

                                 2004           2003
                             -----------     -----------
Audit Fees                   $    22,000     $    51,000

Audit-Related Fees                    --              --

Tax Fees                              --              --

All Other Fees                        --              --

Total                        $    22,000     $    51,000

      Audit Fees. This category includes the audit of our annual financial statements, reviews of financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the listed fiscal years. This category also includes fees for advice on accounting matters that arose during, or as a result of, the annual audit or the reviews of interim financial statements.

      Audit-Related Fees. This category consists of assurance and related services provide by Marcum & Kliegman that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under "Audit Fees." The services for the fees disclosed under this category include benefit plan audits, other accounting consulting, vendor compliance audits, royalty audits and due diligence services rendered in connection with acquisitions of our franchised operations.

      Tax Fees. This category consists of professional services rendered by Marcum & Kliegman, primarily in connection with strategic planning with respect to possible acquisitions.

      All Other Fees. This category consists of fees for subscriptions and other miscellaneous items.

      Pre-Approval Policies and Procedures. In accordance with the Audit Committee Charter, the Audit Committee reviews and approves in advance on a case-by-case basis each engagement (including the fees and terms thereof) by us of accountants who will perform permissible non-audit services or audit, review or attest services for the Company. The Audit Committee is authorized to establish detailed pre-approval policies and procedures for pre-approval of such engagements without a meeting of the Audit Committee, but the Audit Committee has not established any such pre-approval procedures at this time.

      All audit fees, audit-related fees, tax fees and all other fees of our principal accountant for 2004 were pre-approved by the Audit Committee.

                                  OTHER MATTERS

SOLICITATION OF PROXIES

      The cost of solicitation of proxies in the form enclosed herewith will be paid by Global Gold. We expect to pay fees and expenses in the amount of $4,000 to American Registrar & Trust Company for services in connection with the solicitation of proxies. In addition to the solicitation of proxies by mail, our directors, officers and employees may also solicit proxies personally or by telephone without additional compensation for such activities. We will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. We will reimburse such holders for their reasonable expenses.

STOCKHOLDER PROPOSALS

      For stockholder proposals to be included in our proxy materials relating to our Annual Meeting of Stockholders to be held in 2006 (the "2006 Annual Meeting"), all applicable requirements of Rule 14a-8 promulgated under the Exchange Act ("Rule 14a-8") must be satisfied and such proposals must be received by us at our principal executive offices no later than December 31, 2005.

      All notices of proposals by stockholders, whether or not to be included in our proxy materials, should be mailed to: Global Gold Corporation, 104 Field Point Road, Greenwich, Connecticut 06830, Attn: Van Z. Krikorian, Secretary.

OTHER MATTERS

      The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

                                         By Order of the Board Of Directors

                                         /s/ Van Z. Krikorian
                                         Secretary

Dated: June 10, 2005

                                   EXHIBIT A

                             AUDIT COMMITTEE CHARTER

                                 CHARTER OF THE
                  AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
                             GLOBAL GOLD CORPORATION

I.    Purpose

            The Board of Directors (the "Board") of Global Gold Corporation (the "Company") has established the Audit Committee of the Board (the "Committee") for the purpose of providing assistance to the Board in fulfilling its responsibility with respect to its oversight of: (i) the quality and integrity of the Company's financial statements; (ii) the Company's compliance with legal and regulatory requirements; (iii) the independent auditor's qualifications and independence; and (iv) the performance of the Company's internal audit function and independent auditors. In addition, the Committee shall prepare the report required by Securities and Exchange Commission (the "SEC") rules to be included in the Company's annual proxy statement.

II.   Structure and Operations

      A.    Composition and Qualifications

            (1) The Committee shall be comprised of two or more members of the Board, each of whom is determined by the Board to be "independent" for such purposes under the rules of the New York Stock Exchange, Inc. (the "NYSE")(1) and Rule 10A-3 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act" ),(2) and any other applicable laws, rules or regulations in effect from time to time. No member of the Committee many serve on the audit committee of more than three public companies, including the Company, unless the Board (i) determines that such simultaneous service would not impair the ability of such member to effectively serve on the Committee and (ii) discloses such determination in the annual proxy statement.

            (2) All members of the Committee must have a working familiarity with basic finance and accounting practices.

---------------
(1)  A director cannot be "independent" for NYSE purposes if:

      - the director is, or has been within the past three years, an employee of the listed company, or an immediate family member of the director is, or has been within the last three years, an executive officer (as defined in Rule 16a-1(f) under the Exchange Act) of the listed company;

      - during any 12-month period during the last three years, the director has received (or has an immediate family member who has received) more than $100,000 in direct compensation from the company (other than director and committee fees, pension or other forms of deferred compensation for prior service, provided such compensation is not contingent on continued service) (a company need not consider compensation for service as an interim Chairman, CEO or executive officer or service by an immediate family member as a non-executive officer employee);

      - (a) the director or an immediate family member is a current partner of a firm that is the company's internal or external auditor;
            (b) the director is a current employee of such a firm; (c) the director has an immediate family member who is a current employee of such a firm and who participates in the firm's audit, assurance or tax compliance (but not tax planning) practice; or (d) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the company's audit within that time;

      - the direct or an immediate family member is, or has been within the past three years, employed as an executive officer of another company where any of the listed company's present executives at the same time serves or served on that company's compensation committee; or

      - the director is a current employee, or an immediate family member is a current executive officer of a company that has made payments to, or received payments from, the listed company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of (x) $1 million or (y) 2% of such other company's consolidated gross revenues.

(2) Under SEC Rule 10A-3, an "independent" director for purposes of serving on the Committee is one that, except in his or her capacity as a member of the Committee, another Board committee or the Board: (i) does not accept any consulting, advisory or other compensation from the Company (excluding fixed compensation amounts under retirement plans for prior service so long as the compensation is not contingent on continued service) and
      (ii) is not an "affiliated person" of the Company.

            (3) No member of the Committee shall receive compensation other than
(i) director's fees for service as a director of the Company, including reasonable compensation for serving on the Committee as well as regular benefits that other directors receive (including equity-based awards) and (ii) a pension or similar compensation for past performance, provided that such compensation is not contingent on continued or future service to the Company.

      B.    Appointment and Removal

            The members of the Committee shall be appointed by the Board and shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board.

      C.    Chairman

            Unless a Chairman is elected by the full Board, the members of the Committee shall designate a Chairman by the majority vote of the Committee. The Chairman shall be entitled to cast a vote to resolve any ties. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

III.  Meetings

            The Committee shall meet at least quarterly, or more frequently as circumstances dictate. The Committee shall periodically meet separately with each of management, the director of the internal auditing department and the independent auditors to discuss any matters that the Committee or each of these groups believe would be appropriate to discuss privately. The Committee should also meet with the independent auditors and management quarterly to review the Company's financial statements in a manner consistent with that outlined in
Article IV of this Charter. When necessary and appropriate, telephone meetings may be held. The presence of a majority of the Committee members will constitute a quorum for the transaction of business.

IV.   Duties and Responsibilities

            The following functions shall be the common recurring activities of the Committee in carrying out its responsibilities outlined in Article I of this Charter. These functions should serve as a guide. The Committee may carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also carry out any other duties and responsibilities delegated to it by the Board.

            The Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate. The Committee shall have the authority to retain outside legal, accounting or other advisors for this purpose, including the authority to approve the fees payable to such advisors and any other terms of retention. The Company shall also provide funding, as determined by the Committee, for payment of ordinary administrative expenses of the Committee.

      A.    Documents/Reports Review

            (1) Review with management and the independent auditors prior to public dissemination the Company's annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and a discussion with the independent auditors of the matters required to be discussed by Statement of Auditing Standards No. 61.

            (2) Review and discuss with management and the independent auditors the Company's earnings press releases, as well as any other financial information or earnings guidance provided to persons outside of the Company. The Committee's discussion in this regard may be general in nature and need not take place in advance of each earnings release or other dissemination of information.

      B.    Independent Auditors

            (1) Appoint, retain, compensate, evaluate and terminate the Company's independent auditors and approve all audit engagement fees and terms.

            (2) Inform any registered public accounting firm performing work for the Company that such firm shall report directly to the Committee.

            (3) Oversee the work of any registered public accounting firm employed by the Company, including the resolution of any disagreement between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or related work.

            (4) Approve in advance any significant audit or non-audit engagement or relationship between the Company and the independent auditors (other than "prohibited non-auditing services") in accordance with the Committee's established pre-approval policies and procedures.

            (5) Review, at least annually, the qualifications, performance and independence of the independent auditors. In conducting its review and evaluation, the Committee should:

                  (a) Obtain and review a report by the Company's independent auditor describing: (i) the auditing firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm; and (iii) to assess the auditor's independence, all relationships between the independent auditor and the Company;

                  (b) Ensure the rotation of the lead audit partner as required by law or regulation, and consider regular rotation of the audit firm; and

                  (c) Take into account the opinions of management and the Company's internal auditors (or other personnel responsible for the internal audit function).

      C.    Financial Reporting Process

            (1) In periodic consultation with each of the independent auditors, management and the internal auditors, review the integrity of the Company's financial reporting processes, both internal and external.

            (2) Review periodically the effect of regulatory and accounting initiatives, as well as off- balance sheet structures, if any, on the financial statements of the Company.

            (3) Review with the independent auditor (i) any audit problems or other difficulties encountered by the auditor in the course of the audit process, including any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with the Company's management and (ii) management's responses to such matters.

      D.    Legal Compliance/General

            (1) Discuss with management and the independent auditors the Company's guidelines and policies with respect to risk assessment and risk management.

            (2) Set clear hiring policies: for employees or former employees of the independent auditors.

            (3) Establish procedures, in accordance with the procedures outlined in the Company's Code of Business Conduct and Ethics, as amended from time to time, for: (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      E.    Reports

            (1) Prepare all reports required to be included in the Company's proxy statement, pursuant to and in accordance with applicable SEC rules and regulations.

            (2) Report regularly to the full Board including with respect to any issues that arise as to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors or the performance of the internal audit function.

            (3) Maintain minutes of meetings and other activities of the Committee.

V.    Reliance on Information Provided

            In adopting this Charter, the Board acknowledges that the Committee members are not employees of the Company, and are not providing any expert or special assurance as to the Company's financial statements or any professional certification of the independent auditors' work. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Company that provide information to the Committee by such persons or organizations, absent actual acknowledge to the contrary.

VI.   Annual Performance Evaluation

The Committee shall perform a review and evaluation, at least annually, of its performance and that of its members, including, but not limited to, a review of the Committee's compliance with this Charter. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board any improvements to this Charter.

                                    EXHIBIT B

                                 CODE OF ETHICS

                     GLOBAL GOLD CORPORATION (THE "COMPANY")
                       CODE OF BUSINESS CONDUCT AND ETHICS

      This Code of Business Conduct and Ethics (this "Code") consists of three parts: Business Ethics, Legal Compliance and Making It Work. This Code is not intended to cover every applicable law, address all possible business dealings or potential dilemmas, nor does it provide answers to all questions that may arise in connection with the issues raised.

BUSINESS ETHICS

- General Standards. The Company is committed to operating with the highest ethical principles guiding our business philosophy and personal business behavior at all times. All employees, officers and directors are expected to behave honestly and with integrity at all times, whether in dealing with fellow employees, the general public, the business community, civic organizations, stockholders, customers, suppliers, or governmental and regulatory authorities.

- Books and Records and Internal Controls. The accuracy and reliability of the Company's business records are critical to the Company's business decisions and compliance with the Company's financial and legal reporting requirements. Employees, officers and directors shall be familiar with and follow the Company's policies, accounting controls and procedures. Applicable laws and Company policy require the Company to keep books and records that accurately and fairly reflect its transactions and the dispositions of its assets and to maintain a system of internal accounting controls which ensure the reliability and adequacy of its books and records. No employee, officer or director is authorized to depart from this requirement or to condone a departure by anyone else.

- Alteration of Documents. There will be times when destruction of documents no longer needed for business or legal purposes may be a perfectly legitimate exercise of a proper business decision (i.e., for reasons of cost, logistics, space, etc.). However, the knowing destruction, alteration, concealment, or falsification of paper or electronic documents with the intent to impede, obstruct, or wrongly influence official investigations or proceedings is not only unethical, it is a crime punishable by fines and imprisonment of up to 20 years. Employees, officers and directors must cooperate with duly constituted official investigations that are conducted by both sides in a legally correct fashion.

- Business Communications. At all times, the Company shall promote full, fair, accurate, timely and understandable disclosures in every report and public communication made by the Company, which includes, of course, any document that it files with or submits to the Securities and Exchange Commission (the "SEC"). Employees, officers and directors are required to comply with these standards in the preparation of any disclosure or communication of the Company. Good judgment must be used when writing about our Company and its business. Written business records may be subject to compulsory disclosure to the government or private parties in litigation, or may be wrongly leaked to or interpreted by the news media.

- Conflict of Interest. Company business must be conducted solely on the basis of merit and open competition. Employees, officers and directors must refrain from actions that might impair their independent judgment or provide unfair advantage to another, or might represent a conflict of interest. A "conflict of interest" occurs when an individual's private interest interferes in any way, or even appears to interfere in any way, with the interests of the Company as a whole. A conflict situation can arise when an employee, officer or director takes actions or has interests that may make it difficult to perform his or her work for the Company in an objective and effective fashion. Conflicts of interest also arise when an employee, officer or director, or a member of his or her family, receives improper personal benefits as a result of his or her position in the Company. Personal loans to, or guarantees of obligations of, such persons are of special concern. Personal loans to officers and directors are not only unethical but also illegal.

- Confidential Information. Employees, officers and directors should maintain the confidentiality of information entrusted to them by the Company or other companies or persons, except when disclosure is duly authorized or legally mandated. Confidential information includes various kinds of information, including internal, confidential, proprietary or secret information related to the Company's business, operations and research. It includes trade secrets (such as our technology, know-how and experience) and in general all non-public information that might be of use to competitors, or harmful to the Company or its customers if disclosed. Selected human resource and personnel information must be kept strictly confidential and used only for the purposes for which it is intended. Confidential information also includes information entrusted to the Company by other companies or persons, such as customers, suppliers, vendors or service-providers. The obligation to preserve confidential information continues even after association with the Company ends.

- Corporate Opportunities. Employees, officers and directors owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises. Employees, officers and directors should not: (i) take for themselves personally opportunities that are discovered through the use of Company property, information or position (ii) use Company property, information or position for personal gain or (iii) compete with the Company.

- Fair Dealing. Employees, officers and directors should endeavor to deal fairly with the Company's customers, suppliers, competitors and employees. No employee, officer or director should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair-dealing practice.

- Protection and Proper Use of Company Assets. Carelessness, misuse, waste, destruction or theft has a direct impact on the Company's profitability. Employees, officers and directors should safeguard the Company's assets and ensure their efficient use. All Company assets should be used only for legitimate business purposes.

LEGAL COMPLIANCE

- General Standard. The Company requires compliance with all applicable laws, rules and regulations, as well as compliance with this Code.

- Discrimination and Harassment. The Company's legal compliance requirement includes all federal and state regulations prohibiting discrimination against any employee or applicant for employment because of race, color, religion, ethnic or national origin, gender, sexual orientation, age, disability or veteran status. This applies to recruitment, compensation, training, promotion and other employment practices. The Company is also committed to providing its employees with a work environment free of any type of harassment, including any deliberate discrimination or harassment, in word or action, against a fellow employee or applicant for employment on the basis of any of the classifications above.

- Fraud. The Company's legal compliance requirement includes all laws related to wire fraud, mail fraud, bank fraud, securities fraud, any SEC rule or regulation, or any federal rules relating to fraud against shareholders.

- Securities Laws and Insider Trading. The Company's stock is owned and traded by the general public, and for this reason various laws require the Company to make full, fair, accurate, timely and understandable disclosure of material information. It is the Company's goal to protect all shareholder investments in our Company through strict enforcement of the prohibition against insider trading set forth in federal securities laws and regulations. Employees, officers and directors who have access to inside information are not permitted to use or share that information for stock trading purposes or for any other purpose except to conduct Company business. Inside information includes any financial, technical or other information about the Company that is not available to the public and might influence an investor's decision to buy, sell or hold stock of the Company. To use inside information for personal financial benefit or to "tip" others who might make an investment decision on the basis of this information is not only unethical but also illegal.

- Bribes, Kickbacks, and Other Unlawful Payments. The Company's legal compliance requirement includes the U.S. Foreign Corrupt Practices Act, international anti-bribery conventions and any state or local anti-corruption or bribery laws. No payment to government officials, bribes, kickbacks or other similar unlawful payments designed to secure favored or preferential treatment for or from the Company or any individual associated with the Company is to be given or received.

- International Operations Policy. The Company's legal compliance includes all governmental laws, rules, and regulations applicable to its operations outside the United States and to conduct those operations to the highest ethical standards. Where feasible, locally sourced engineering work, construction crews, and supplies will be preferentially used. Laws that apply to operations outside the United States include those of the countries where the operations occur, and may also include certain United States laws which govern international operations of United States companies and United States persons, broadly defined. Accordingly, directors, officers, and employees of the Company who are involved with the Company's operations outside the United States should consult with the General Counsel for advice on applicable United States laws, especially laws regarding boycotts, trade sanctions, export controls, and foreign corrupt practices, and are expected to comply with those laws.

- Environmental Policy. The Company's legal compliance requires that the Company conduct its business in a manner that is compatible with the balanced environmental and economic needs of the communities in which it operates. The Company is committed to continuous efforts to improve environmental performance throughout its operations. Accordingly, the Company's policy is to: comply with international standards as developed by the World Bank; comply with all applicable environmental laws and regulations and apply responsible standards where laws and regulations do not exist; assess all projects which will include a review of the environmental issues associated with project development. This assessment will be made available to the appropriate government agencies for review and approval; encourage concern and respect for the environment, emphasize every employee's responsibility in environmental performance, and foster appropriate operating practices and training; manage its business with the goal of preventing incidents and of controlling emissions and wastes to below harmful levels; design, operate, and maintain facilities to this end; respond quickly and effectively to incidents resulting from its operations, in cooperation with industry organizations and authorized government agencies; and undertake appropriate reviews and evaluations of its operations to measure progress and to foster compliance with this policy.

MAKING IT WORK

- Compliance and Reporting Required. Employees, officers and directors are required to report or cause to be reported, on a named or anonymous basis, any act or practice or other information which may constitute a violation of law, rules, regulations or this Code (or may otherwise be considered unethical) to their immediate supervisor, personnel manager, or facility director. However, any employee, officer or director who suspects questionable accounting, internal control or auditing, or has any information to report on an issue described in this Code under the headings "Business Communications" or "Fraud" above, must make a report directly to the Chairman of the Audit Committee of the Board of Directors in accordance with the procedures set forth below. Any employee, officer or director who has any questions related to an interpretation of any part of this Code is encouraged to contact the General Counsel. There is no right to privacy through the use of the Company's telephone, e-mail, Internet and computers. However, the Company will make every effort to respect your anonymity if you choose to use the procedures for anonymous reporting set forth below. In any event, the Company cannot guarantee the eventual anonymity or confidentiality of a person making a report, as more fully described below.

- Procedure for Anonymous Reports to Supervisors, Etc. or the General Counsel. The procedure for anonymous reporting of complaints to the applicable immediate supervisor, personnel manager, facility director or the General Counsel of the Company is for information to be sent by any of the following means: (i) using non-Company telephones, by immediately faxing a letter to the applicable individual at his or her office number,
      (ii) using non-Company telephones, by calling the applicable individual at his or her office number, (iii) using non-Company computers, by e-mailing the applicable individual at his or her work e-mail address, or (iv) using non-Company mail facilities, by sending a letter to the applicable individual at his or her work address.

- Procedure for Reports to Audit Committee. The procedure for anonymous reporting of complaints to the Audit Committee is for information to be sent directly to the Audit Committee, which is composed entirely of independent outside directors, by any of the following means: (i) using non-Company telephones, by immediately faxing information to the Chairman of the Audit Committee concerning any such complaint at 212-941-1041, attn: Mr. Nicholas Aynilian (ii) using non-Company telephones, by calling the Chairman of the Audit Committee at 212-431-9785 (please leave a message if your call is not immediately answered), (iii) using non-Company computers, by e-mailing the Chairman of the Audit Committee at Nick@Aynilian.com, or (iv) using non-Company mail facilities, by sending a letter to Nicholas J. Aynilian, Chairman, Audit Committee of the Board of Directors of Global Gold Corporation, 104 Field Point Road, Greenwich Connecticut 06830. The procedure for named reporting of complaints to the Audit Committee is the same, except that Company telephones, computers or mail facilities may be used. Such reporting mechanisms are available 24 hours a day, 7 days a week. All reasonable and appropriate expenses incurred by any employee, officer or director in making a report to the Audit Committee in accordance with this Code will be reimbursed at any time upon request.

- Full Information. It will be helpful to the Company's investigation of any such suspected violations if your communication is as specific as possible with regard to: (i) the nature of the suspected conduct, (ii) the persons involved or who may have knowledge of it, (iii) the dates upon which such suspected activity occurred, (iv) where it allegedly took place, (v) why you believe this conduct to be unethical, irregular or fraudulent and (vi) how such suspected conduct has allegedly occurred or is presently occurring.

- No Guarantee of Anonymity or Confidentiality. The Company shall always try to maintain the anonymity and confidentiality of the reports and of those furnishing the information. The Company cannot, however, guarantee the eventual anonymity or confidentiality of any complaint in the event that an effective investigation requires otherwise.

- No Retaliation. In no event will any action or retaliation be taken against any employee, officer or director for making a report regarding suspected violations of any law, regulation or this Code, or against any person who testifies, participates in, or otherwise assists in a proceeding filed or about to be filed that relates to any such violation. Employees, officers and directors should immediately report to the Chairman of the Audit Committee, in the manner as set forth above, any irregular situation regarding this issue.

- Application of this Code; Disciplinary Measures. All reports will be investigated and appropriate actions will be taken. The Company shall continuously enforce this Code through appropriate means of discipline. In instances where the proper and ethical course of action is unclear, employees, officers and directors should seek counsel from their immediate supervisor, personnel manager, facility director or the General Counsel. If necessary, the applicable immediate supervisor, personnel manager, facility director, the General Counsel or the Audit Committee, as appropriate, shall determine whether violations of law or this Code have occurred and, if so, shall determine the measures to be taken against the corresponding person. The disciplinary measures shall include counseling, oral or written reprimands, warnings, probation or suspension without pay, demotions and termination of employment or other association with the Company. The Company's General Counsel and the Audit Committee, as appropriate, shall respond to questions and issues of interpretation of this Code.

- Changes to or Waivers of this Code. Any change to or waiver of this Code involving a director or the Company's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, may be made only by the Board of Directors or a committee of the Board of Directors and will be promptly disclosed as required by law.

- Questions and Comments. If anyone has any questions concerning the ethical propriety of any business dealings or other conduct while at work, or any suggestions to make regarding this Code, they should feel free to consult with their immediate supervisor, personnel manager, facility director, the General Counsel or any other officers of the Company.

                             GLOBAL GOLD CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           The undersigned stockholder of Global Gold Corporation (the "Company") hereby appoints Drury J. Gallagher and Van Z. Krikorian and each of them, with power of substitution to each, true and lawful Proxies of the undersigned and hereby authorizes them to represent and vote, as specified herein, all shares of Common Stock of the Company held of record by the undersigned as of the close of business on June 1, 2005 at the Annual Meeting of Stockholders of the Company to be held on July 13, 2005 at 10:00 a.m., local time, at Global Gold Corporation, located at 104 Field Point Road, Greenwich, Connecticut 06830 (the "Annual Meeting"), and any adjournments or postponements thereof.

      The shares represented by this proxy will be voted in the manner directed. If no direction is given, the shares will be voted FOR the five nominees of the Board of Directors listed in Proposal 1 and FOR Proposal 2. In their discretion, the Proxies are each authorized to vote upon such other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof.

      PROPOSAL 1.  Election of Directors

      [ ] FOR all nominees listed below   [ ] WITHHOLD authority to vote
                                              for all nominees listed below

      To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

      Drury J. Gallagher, Van Z. Krikorian, Nicholas J. Aynilian, Ian C. Hague, Michael T. Mason

      Our Board of Directors unanimously recommends a vote FOR each of the nominees named above.

      PROPOSAL 2. To ratify and approve the appointment of Allen G. Roth, P.A. as independent auditors of the Company for the fiscal year ending December 31, 2005.

      [ ] FOR PROPOSAL 2   [ ] AGAINST PROPOSAL 2   [ ] ABSTAIN ON PROPOSAL 2

      Our Board of Directors unanimously recommends a vote FOR the approval of Proposal 2.

      The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement dated June 10, 2005, the Company's Form 10-KSB for fiscal year ended December 31, 2004 and the Company's Form 10-QSB for quarter ended March 31, 2005.

                                       Date: ________________________

                                       Signature: _______________________

                                       Signature: _______________________

                                       (This Proxy should be marked, dated,
                                       signed by the stockholder(s) exactly as
                                       his or her name appears hereon, and
                                       returned promptly in the enclosed
                                       envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

                    PLEASE SIGN, DATE AND RETURN IMMEDIATELY